Exhibit 99.1

Energy Recovery Reports its Third Quarter 2025 Financial Results

SAN LEANDRO, Calif. - November 5, 2025 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the third quarter and nine months ended September 30, 2025.

Third Quarter Highlights
•Q3’2025 financial results were in-line with internal expectations and consistent with our communicated expectations for quarterly revenue cadence in 2025.
•Revenue of $32.0 million, a decrease of $6.6 million, as compared to Q3’2024, due to timing of revenue from contracted projects.
•Gross margin of 64.2%, a decrease of 90 bps, as compared to Q3’2024, due primarily to costs related to product mix and tariffs, partially offset by a decrease in indirect manufacturing costs.
•Operating expenses of $16.9 million, a decrease of 6.4%, as compared to Q3’2024, due primarily to a decrease in employee costs and Emerging Technologies segment development costs, partially offset by an increase in consulting costs.
•Income from operations of $3.7 million, an decrease of 48.1%, as compared to Q3’2024, mainly due to lower revenue, offset by lower operating expenses.
•Net income of $3.9 million and adjusted EBITDA(1) of $6.8 million.
•Cash and investments of $79.9 million, which includes cash, cash equivalents, and short- and long-term investments.

In conjunction with these financial results, management has released a letter to shareholders reviewing business and financial updates from the third quarter and discussing our outlook for 2025. This letter is located under “Financial Info” in the “Investors” section on the Energy Recovery website (https://ir.energyrecovery.com/financial-information).

Financial Highlights

	Quarter-to-Date			Year to Date
	Q3’2025	Q3’2024	vs. Q3’2024	2025	2024	2025 vs. 2024
	(In millions, except net income (loss) per share, percentages and basis points)
Revenue	$32.0	$38.6	down 17%	$68.1	$77.9	down 13%
Gross margin	64.2%	65.1%	down 90 bps	63.1%	64.0%	down 90 bps
Operating margin	11.4%	18.3%	down 690 bps	(10.9%)	(7.6%)	down 330 bps
Net income (loss)	$3.9	$8.5	down 54%	($4.0)	($0.4)	NM
Net income (loss) per share	$0.07	$0.15	down $0.08	($0.07)	($0.01)	down $0.06
Effective tax rate				13.0%	62.4%
Cash provided by (used for) operations	($3.1)	($3.0)		$11.7	$11.6

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year to Date
	Q3’2025	Q3’2024	vs. Q3’2024	2025	2024	2025 vs. 2024
	(In millions, except adjusted net income per share, percentages and basis points)
Adjusted operating margin	18.3%	27.5%	down 920 bps	(0.6%)	9.7%	NM
Adjusted net income	$6.3	$12.0	down 47%	$3.0	$12.4	down 75%
Adjusted net income per share	$0.12	$0.21	down $0.09	$0.06	$0.22	down $0.16
Adjusted EBITDA	$6.8	$11.6		$2.4	$10.6
Free cash flow	($3.5)	($3.2)		$11.0	$10.4

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definitions of our non-GAAP financial measures and reconciliations of GAAP to non-GAAP amounts, respectively.
NM    Not Meaningful

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for the Company’s products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2024, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income, adjusted net income per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) stock-based compensation; ii) executive transition costs, such as executive search costs, retention costs, one-time severance costs and one-time corporate growth strategy costs; iii) restructuring charges, and iv) impairment of long-lived assets, divided by revenues.
•Adjusted net income is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) stock-based compensation; ii) executive transition costs; iii) restructuring charges; iv) impairment of long-lived assets; and v) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income (loss), which excludes i) stock-based compensation; ii) executive transition costs; iii) restructuring charges; iv) impairment of long-lived assets; and v) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) stock-based compensation; iii) executive transition costs; iv) restructuring charges; v) impairment of long-lived assets; vi) other income, net, such as interest income and other non-operating income (expense), net; and vii) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities less capital expenditures.

Conference Call to Discuss Financial Results

LIVE CONFERENCE Q&A CALL:
Wednesday, November 5, 2025, 2:00 PM PT / 5:00 PM ET
US / Canada Toll-Free: +1 (877) 709-8150
Local / International Toll: +1 (201) 689-8354

CONFERENCE Q&A CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: Friday, December 5, 2025
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13756564

Investors may also access the live call and the replay over the internet on the “Events” page of the Company’s website located at https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) designs and manufactures world-class energy-saving technology for critical infrastructure that communities rely on every day, driving a more resilient and sustainable future. Grounded in more than 30 years of leadership in the desalination industry, today we use our proprietary pressure exchanger technology to help customers in multiple industries improve their operations and lower their emissions. Headquartered in the San Francisco Bay Area, we operate manufacturing and R&D facilities throughout California, with sales and on-site technical support available globally. For more information, please visit www.energyrecovery.com

Contact
Investor Relations
ir@energyrecovery.com

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2025	December 31, 2024
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$79,937	$99,851
Accounts receivable and contract assets	46,809	66,842
Inventories, net	33,566	24,906
Prepaid expenses and other assets	4,865	3,889
Property, equipment and operating leases	21,539	25,119
Goodwill	12,790	12,790
Deferred tax assets and other assets	10,139	9,395
TOTAL ASSETS	$209,645	$242,792

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable, accrued expenses, and other liabilities, current	$16,812	$20,837
Contract liabilities and other liabilities, non-current	2,002	628
Lease liabilities	9,999	11,317
Total liabilities	28,813	32,782

Stockholders’ equity	180,832	210,010
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$209,645	$242,792

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In thousands, except per share data)
Revenue	$32,000	$38,584	$68,116	$77,873
Cost of revenue	11,442	13,472	25,146	28,060
Gross profit	20,558	25,112	42,970	49,813

Operating expenses
General and administrative	7,514	7,673	23,757	24,771
Sales and marketing	5,714	6,413	15,980	18,669
Research and development	3,668	3,969	10,120	12,264
Restructuring charges	—	—	539	—
Total operating expenses	16,896	18,055	50,396	55,704
Income (loss) from operations	3,662	7,057	(7,426)	(5,891)

Other income, net	892	1,768	2,885	4,771
Income (loss) before income taxes	4,554	8,825	(4,541)	(1,120)
Provision for (benefit from) income taxes	680	344	(589)	(699)
Net income (loss)	$3,874	$8,481	$(3,952)	$(421)

Net income (loss) per share
Basic	$0.07	$0.15	$(0.07)	$(0.01)
Diluted	$0.07	$0.15	$(0.07)	$(0.01)

Number of shares used in per share calculations
Basic	53,162	57,756	54,101	57,409
Diluted	53,466	58,290	54,101	57,409

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net loss	$(3,952)	$(421)
Non-cash adjustments	10,181	11,432
Net cash provided by operating assets and liabilities	5,464	556
Net cash provided by operating activities	11,693	11,567

Cash flows from investing activities:
Net investment in marketable securities	37,670	(21,067)
Capital expenditures	(668)	(1,194)
Proceeds from sales of fixed assets	10	90
Net cash provided by (used in) investing activities	37,012	(22,171)

Cash flows from financing activities:
Net proceeds from issuance of common stock	1,364	5,795
Repurchase of common stock and payment of excise tax	(32,781)	—
Net cash (used in) provided by financing activities	(31,417)	5,795

Effect of exchange rate differences	58	(23)
Net change in cash, cash equivalents and restricted cash	$17,346	$(4,832)
Cash, cash equivalents and restricted cash, end of period	$47,103	$63,393

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	vs. 2024	2025	2024	vs. 2024
	(In thousands, except percentages)
Megaproject	$18,400	$29,009	down 37%	$33,238	$48,924	down 32%
Original equipment manufacturer	8,962	4,919	up 82%	21,320	15,210	up 40%
Aftermarket	4,638	4,656	no change	13,558	13,739	down 1%
Total revenue	$32,000	$38,584	down 17%	$68,116	$77,873	down 13%
Segment Activity

	Three Months Ended September 30,
	2025				2024
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$31,928	$72	$—	$32,000	$38,344	$240	$—	$38,584
Cost of revenue	11,323	119	—	11,442	13,334	138	—	13,472
Gross profit (loss)	20,605	(47)	—	20,558	25,010	102	—	25,112

Operating expenses
General and administrative	1,418	669	5,427	7,514	1,803	906	4,964	7,673
Sales and marketing	3,704	1,557	453	5,714	3,777	1,977	659	6,413
Research and development	1,820	1,848	—	3,668	1,145	2,824	—	3,969
Total operating expenses	6,942	4,074	5,880	16,896	6,725	5,707	5,623	18,055
Operating income (loss)	$13,663	$(4,121)	$(5,880)	3,662	$18,285	$(5,605)	$(5,623)	7,057
Other income, net				892				1,768
Income before income taxes				$4,554				$8,825

	Nine Months Ended September 30,
	2025				2024
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$67,831	$285	$—	$68,116	$77,351	$522	$—	$77,873
Cost of revenue	24,810	336	—	25,146	27,633	427	—	28,060
Gross profit (loss)	43,021	(51)	—	42,970	49,718	95	—	49,813

Operating expenses
General and administrative	4,314	1,995	17,448	23,757	5,637	2,908	16,226	24,771
Sales and marketing	10,129	4,396	1,455	15,980	11,359	5,484	1,826	18,669
Research and development	4,602	5,518	—	10,120	3,318	8,946	—	12,264
Restructuring charges	210	123	206	539	—	—	—	—
Total operating expenses	19,255	12,032	19,109	50,396	20,314	17,338	18,052	55,704
Operating income (loss)	$23,766	$(12,083)	$(19,109)	(7,426)	$29,404	$(17,243)	$(18,052)	(5,891)
Other income, net				2,885				4,771
Income before income taxes				$(4,541)				$(1,120)

Stock-based Compensation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$156	$176	$452	$980
General and administrative	868	954	2,466	3,372
Sales and marketing	828	845	2,208	2,767
Research and development	355	437	980	1,393
Total stock-based compensation expense	$2,207	$2,412	$6,106	$8,512

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year to Date
	Q3'2025	Q3'2024	Q3'2025	Q3'2024
	(In millions, except shares, per share and percentages)
Operating margin	11.4%	18.3%	(10.9)%	(7.6)%
Stock-based compensation	6.9	6.3	9.0	10.9
Executive transition costs	—	2.9	—	6.4
Restructuring charges	—	—	0.8	—
Impairment of long-lived assets	—	—	0.5	—
Adjusted operating margin	18.3%	27.5%	(0.6)%	9.7%

Net income (loss)	$3.9	$8.5	$(4.0)	$(0.4)
Stock-based compensation	2.2	2.4	6.1	8.5
Executive transition costs (2)	—	1.0	—	4.4
Restructuring charges (2)	—	—	0.5	—
Impairment of long-lived assets (2)	—	—	0.3	—
Stock-based compensation discrete tax item	0.3	0.1	0.1	(0.1)
Adjusted net income	$6.3	$12.0	$3.0	$12.4

Net income (loss) per share	$0.07	$0.15	$(0.07)	$(0.01)
Adjustments to net income (loss) per share (3)	0.05	0.06	0.13	0.23
Adjusted net income per share	$0.12	$0.21	$0.06	$0.22

Net income (loss)	$3.9	$8.5	$(4.0)	$(0.4)
Stock-based compensation	2.2	2.4	6.1	8.5
Depreciation and amortization	0.9	1.0	2.8	3.1
Executive transition costs	—	1.1	—	5.0
Restructuring charges	—	—	0.5	—
Impairment of long-lived assets	—	—	0.4	—
Other income, net	(0.9)	(1.8)	(2.9)	(4.8)
Provision for (benefit from) income taxes	0.7	0.3	(0.6)	(0.7)
Adjusted EBITDA	$6.8	$11.6	$2.4	$10.6

Free cash flow
Net cash provided by (used in) operating activities	$(3.1)	$(3.0)	$11.7	$11.6
Capital expenditures	(0.3)	(0.2)	(0.7)	(1.2)
Free cash flow	$(3.5)	$(3.2)	$11.0	$10.4

(1)Amounts may not total due to rounding.
(2)Amounts presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.